OMB Number:            3235-0578

Expires: January 31, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22500

A&Q Multi-Strategy Fund

(Exact name of registrant as specified in charter)

600 Washington Boulevard

                                             Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim, Esq.

UBS Hedge Fund Solutions LLC

600 Washington Boulevard

                                             Stamford, CT 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:   March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2016

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Multi-Strategy Fund

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2016

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

            A&Q Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of A&Q Multi-Strategy Fund (the “Fund”), including the schedule of portfolio investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2016, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Multi Strategy Fund at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2016

A member firm of Ernst & Young Global Limited	1

A&Q Multi-Strategy Fund

Statement of Assets and Liabilities

March 31, 2016

ASSETS

Investments in Investment Funds, at fair value (cost $565,908,933)	$635,376,876
Cash	56,082,058
Advanced subscriptions in Investment Funds	28,710,000
Receivable from Investment Funds	15,891,098
Other assets	249,875

Total Assets	736,309,907

LIABILITIES

Shareholders’ redemptions payable	15,045,983
Subscriptions received in advance	7,073,254
Management Fee payable	4,492,973
Administration fee payable	240,057
Professional fees payable	151,239
Tax compliance fees payable	125,000
Custody fee payable	2,565
Other liabilities	257,199

Total Liabilities	27,388,270

Net Assets	$708,921,637

NET ASSETS

Represented by:
Paid in capital	$732,639,167
Accumulated net realized gain/(loss) from investments in Investment Funds	(39,257,098)
Accumulated net investment loss	(53,928,375)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	69,467,943

Net Assets	$708,921,637

Net asset value per Share (based on 726,435.195 Shares outstanding)	$975.89

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Statement of Operations

Year Ended March 31, 2016

INVESTMENT INCOME

Other income (see Note 2c)	$177,248

Total Investment Income	177,248

EXPENSES

Management Fee	10,842,646
Professional fees	840,654
Administration fee	722,800
Commitment Fee	393,101
Tax compliance fees	300,000
Officers’ and Trustees’ fees	133,402
Loan interest	120,196
Incentive Fee	38,824
Custody fee	8,436
Printing, insurance and other expenses	453,588

Total Expenses	13,853,647

Net Investment Loss	(13,676,399)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	16,076,377
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(23,164,690)

Net Realized and Unrealized Gain/(Loss) from Investments	(7,088,313)

Net Decrease in Net Assets Derived from Operations	$(20,764,712)

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Statements of Changes in Net Assets

Years Ended March 31, 2015 and 2016

Net Assets at April 1, 2014	$560,873,827

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(14,530,935)
Net realized gain/(loss) from investments in Investment Funds	12,769,435
Net change in unrealized appreciation/depreciation on investments in Investment Funds	33,631,586

Net Increase in Net Assets Derived from Operations	31,870,086

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2e)	(24,927,664)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 163,562.382 Shares	173,217,034
Reinvestment of distributions of 22,559.710 Shares	23,518,092
Shareholders’ redemptions of 58,436.070 Shares	(62,076,589)

Net Increase in Net Assets Derived from Capital Transactions	134,658,537

Net Assets at March 31, 2015	$702,474,786

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(13,676,399)
Net realized gain/(loss) from investments in Investment Funds	16,076,377
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(23,164,690)

Net Decrease in Net Assets Derived from Operations	(20,764,712)

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2e)	(42,676,941)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 94,255.845 Shares	98,300,059
Reinvestment of distributions of 40,809.893 Shares	40,920,292
Shareholders’ redemptions of 67,185.050 Shares	(69,331,847)

Net Increase in Net Assets Derived from Capital Transactions	69,888,504

Net Assets at March 31, 2016	$708,921,637

Accumulated net investment loss - March 31, 2015	$(39,907,722)

Accumulated net investment loss - March 31, 2016	$(53,928,375)

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Statement of Cash Flows

Year Ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets derived from operations	$(20,764,712)
Adjustments to reconcile net decrease in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(244,341,195)
Proceeds from disposition of investments in Investment Funds	281,739,728
Net realized (gain)/loss from investments in Investment Funds	(16,076,377)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	23,164,690
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	11,290,000
Receivable from Investment Funds	28,647,389
Other assets	(22,551)
Increase (decrease) in liabilities:
Administration fee payable	122,248
Custody fee payable	(4,274)
Incentive Fee payable	(869,841)
Loan interest payable	(852)
Management Fee payable	2,725,985
Professional fees payable	(84,471)
Tax compliance fees payable	50,000
Other liabilities	138,646
Net cash provided by operating activities	65,714,413

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	96,971,424
Distributions paid	(1,756,649)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(87,320,323)
Proceeds from loan	14,400,000
Principal payment on loan	(33,400,000)
Net cash used in financing activities	(11,105,548)

Net increase in cash	54,608,865
Cash-beginning of year	1,473,193
Cash-end of year	$56,082,058

Supplemental disclosure of cash flow information:
Non-cash transfer in Investment Funds (See Note 7)	$15,505,071
Interest paid	$121,048

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended March 31,
	2016	2015	2014	2013	2012
Per Share operating performance
Net asset value per Share, beginning	$1,066.69	$1,056.52	$1,014.21	$955.33	$999.88
Gain/(Loss) from investment operations:
Net investment loss [a]	(19.99)	(23.50)	(25.32)	(24.09)	(25.92)
Net realized and unrealized gain (loss) from investments	(8.73)	71.59	103.44	85.80	(6.85	) [b]
Total gain/(loss) from investment operations	(28.72)	48.09	78.12	61.71	(32.77)
Distributions to shareholders	(62.08)	(37.92)	(35.81)	(2.83)	(11.78)
Net asset value per Share, ending	$975.89	$1,066.69	$1,056.52	$1,014.21	$955.33

Ratio/Supplemental Data:

Ratio of net investment loss to average net assets [c,d]	(1.90%)	(2.20%)	(2.41%)	(2.46%)	(2.69%)

Ratio of total expenses to average net assets after Incentive Fee [c,d,e]	1.92%	2.20%	2.41%	2.46%	2.69%

Portfolio turnover rate	37.03%	24.22%	73.85%	43.11%	13.73%

Total return after Incentive Fee [f,g]	(2.85%)	4.64%	7.76%	6.47%	(3.26%)

Net assets	$708,921,637	$702,474,786	$560,873,827	$341,797,718	$221,431,365

a	Calculated based on the average Shares outstanding during the period.

b

In addition to net realized and unrealized gains on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.

c	Ratios to average net assets are calculated based on the average net asset value per Share for the period.

d	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

e

The ratios of total expenses to average net assets before Incentive Fee were 1.92%, 1.94%, 2.01%, 2.15% and 2.69% for the years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively. For the years ended March 31, 2016, 2015, 2014 and 2013, there were no reimbursements of expenses. For the year ended March 31, 2012, the Adviser was reimbursed expenses totaling $31,619 which represented 0.02% of the average net assets.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges.

g	The total returns before Incentive Fee were (2.84)%, 4.89%, 8.18%, 6.77% and (3.26)% for the years ended March 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Notes to Financial Statements

March 31, 2016

1.	Organization

A&Q Multi-Strategy Fund (the “Fund”) was formed as a statutory trust under the laws of Delaware on February 7, 2011 and commenced operations on March 29, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is commonly referred to as a “fund of funds”. Its investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds that UBS Hedge Fund Solutions (as defined below) believes will produce attractive returns over time. By diversifying the approach by which the Fund’s assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board,” with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (formerly UBS Alternative and Quantitative Investments LLC) (“UBS Hedge Fund Solutions” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

1.	Organization (continued)

be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Shares of beneficial interest (“Shares”) may be purchased as of the first business day of each month at the Fund’s then current net asset value (“NAV”) per Share. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter. During the year ended March 31, 2016, 67,185.050 Shares were repurchased.

2.	Significant Accounting Policies

a.	New Accounting Pronouncement

During August 2014, the Financial Accounting Standards Board (“FASB”) released Accounting Standards Update 2014-15 Presentation of Financial Statements - Going Concern (Subtopic 205-40) (“ASU 2014-15”). ASU 2014-15 requires the Adviser to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued or within one year after the date that the financial statements are available to be issued, when applicable. ASU 2014-15 becomes effective for fiscal periods ending after December 15, 2016; however, early adoption is permitted. The Adviser has elected not to early adopt ASU 2014-15 and is currently considering its effects upon the financial statements.

b.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

In May 2015, the FASB issued an update on Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). Per ASU 2015-07, an investment within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The update is required for fiscal periods beginning after December 15, 2015, however, earlier adoption is permitted. The Adviser has elected to early adopt ASU 2015-07. Additional disclosures required by ASU 2015-07, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $635,376,876.

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

  inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There have been no transfers between levels during the reporting period.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2016.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2016. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy (total fair value of $98,672,586) utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. As of March 31, 2016, the Investment Funds in the credit/income strategy had $98,672,586, representing 100% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Investments representing approximately 51% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first 12 months after acquisition without paying a fee. The remaining restriction period for these investments range from 2-9 months at March 31, 2016.

The Investment Funds in the equity hedged strategy (total fair value of $133,835,865) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2016, the Investment Funds in the equity hedged strategy had $60,287,864, representing 45% of the value of the investments in this category, subject to investor level gates and/or lock-ups. An investment representing approximately 8% of the value of the investments in this category cannot be redeemed because the investment includes a restriction that does not allow for redemptions in the first 12 months after acquisition without paying a fee. The remaining restriction period for this investment is 11 months at March 31, 2016. An investment representing approximately 4% of the value of investments in this category is held in a side pocket; therefore, redemption notice periods are no longer effective for this investment and the liquidation of assets is uncertain.

The Investment Funds in the multi-strategy strategy (total fair value of $119,350,358) invest in both long and short, equity and debt strategies that are primarily in U.S. based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. As of March 31, 2016, the Investment Funds in the multi-strategy strategy had $119,350,358, representing 100% of the value of the investments in this category, subject to investor level gates and/or lock-ups. An investment representing approximately 13% of

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

the value of the investments in this category cannot be redeemed because the investment includes a restriction that does not allow for redemptions in the first 12 months after acquisition without paying a fee. The remaining restriction period for this investment is 4 months at March 31, 2016.

The other category (total fair value of $12,778) contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. As of March 31, 2016, no Investment Fund in the other strategy was subject to an investor level gate or lock-up. The investment in this category is held in a side pocket; therefore, redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The Investment Funds in the relative value strategy (total fair value of $193,728,118), a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples. As of March 31, 2016, the Investment Funds in the relative value strategy had $48,558,875, representing 25% of the value of the investments in this category, subject to investor level gates and/or lock-ups. An investment representing approximately 3% of the value of the investments in this category cannot be redeemed because the investment includes a restriction that does not allow for redemptions in the first 13 months after acquisition without paying a fee. The remaining restriction period for this investment is 10 months at March 31, 2016.

The Investment Funds in the trading strategy (total fair value of $89,777,171) are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. As of March 31, 2016, the Investment Funds in the trading strategy had $29,238,743, representing 33% of the value of the investments in this category, subject to investor level gates and/or lock-ups. An investment representing approximately 7% of the value of the investments in this category cannot be redeemed because the investment includes a restriction that does not allow for redemptions in the first 12 months after acquisition without paying a fee. The remaining restriction period for this investment is 1 month at March 31, 2016.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, can be found in the Schedule of Portfolio Investments.

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2016.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

c.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

c.	Investment Transactions and Income Recognition (continued)

Prior to the Fund’s launch in 2011, the former investment adviser for the fund complex, UBS Fund Advisor LLC, had begun to inaccurately allocate the costs of the insurance premiums (the “premiums”) to the funds within the complex, which subsequently included this Fund. In analyzing the premiums for 2015, the Adviser concluded that the costs should have been allocated to both the Fund and the Adviser in proportions agreed to by both parties. The Board and the Adviser agreed that the Fund should be repaid for the Adviser’s share of the premiums during the period from 2011-2014, with interest. Included in other income is $177,248 from the repayment of this portion of the premiums and interest by the Adviser. See Note 3 for additional related party transactions.

d.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

e.	Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2015.

The Fund will file U.S. federal income and applicable state tax returns. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for all open tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2016, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

e.	Income Taxes (continued)

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between accumulated net investment loss, accumulated net realized loss from investments and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2016. Such permanent reclassifications are attributable to differences between book and tax reporting of the Fund’s investments which do not affect net assets or NAV per Share values.

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid in Capital
$32,172,165	$(32,172,165)	$ -

The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2016 was $36,091,163 of ordinary income and $6,585,778 of long-term capital gains. The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2015 was $10,971,591 of ordinary income and $13,956,073 of long-term capital gains.

The tax basis of distributable earnings as of September 30, 2015 (the Fund’s most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed Ordinary Income	Undistributed Capital Gains	Net Unrealized Appreciation/ (Depreciation)
$14,483,159	$3,444,776	$15,584,444

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments at March 31, 2016 is $628,381,705. Investment net tax basis unrealized appreciation was $6,995,171, consisting of $22,502,933 unrealized appreciation and $15,507,762 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2016, relates to cumulative differences between tax and GAAP financial statement reporting requirements on the portfolio investments.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

2.	Significant Accounting Policies (continued)

f.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

g.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.50% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as described below) accruals if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears. A portion of the Management Fee and Incentive Fee (as defined below) is paid by UBS Hedge Fund Solutions to its affiliates.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

3.	Related Party Transactions (continued)

shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. The Incentive Fee for the year ended March 31, 2016 and year ended March 31, 2015 was $38,824 and $1,677,373, respectively.

The Incentive Fee is in addition to the incentive fees or allocations charged by unregistered Investment Funds (generally approximating 20% of net profits).

The Adviser voluntarily entered into an expense limitation agreement with the Fund for a three-year term that expired, by its terms, on February 28, 2014 (the “Limitation Period”) to limit the amount of Specified Expenses (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” was defined to include all expenses incurred in the business of the Fund, provided that the following expenses were excluded from the definition of Specified Expenses: (i) the Management Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) interest payments and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for any month exceeded the Expense Cap, the Adviser reimbursed the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser paid or bore Specified Expenses, it was permitted to receive reimbursement for any expense amounts previously paid or borne by it, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurred after the termination of the Limitation Period, provided that the Specified Expenses had fallen to a level below the Expense Cap and the reimbursement amount did not raise the level of Specified Expenses in the month the reimbursement was made to a level that exceeded the Expense Cap.

As of February 28, 2014, the Specified Expenses remained below the Expense Cap and no expense reimbursements were owed by the Fund to the Adviser. Further, no expense amounts previously paid or borne by the Adviser are being carried forward; all expense reimbursements owed to the Adviser have been paid.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

3.	Related Party Transactions (continued)

Effective January 1, 2016, each Trustee of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended March 31, 2016, the Fund paid a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $52,223, which is included in Officers’ and Trustees’ fees on the Statement of Operations.

The Fund, along with other funds advised by UBS Hedge Fund Solutions, the Trustees and the Adviser, is insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated to the Adviser and to several UBS funds on a pro-rata basis by members’ capital. On an annual basis, the Adviser determines the allocation to each fund, and the allocation is then approved by the Board. During the year ended March 31, 2016, the Fund paid $238,033 in insurance fees.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (see Note 6). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counter party based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended March 31, 2016, the Fund incurred a Commitment Fee of $393,101 to the counter party, of which $119,438 was payable at March 31, 2016.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

4.	Administration and Custody Fees (continued)

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $779,595,009 of Shares for sale under its Registration Statement (File No. 333-182705). The Shares are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders.

Capital share transactions for outstanding Shares in the Fund for the year ended March 31, 2016 are summarized as follows:

Outstanding Shares April 1, 2015	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2016	NAV Per Share
658,554.507	94,255.845	40,809.893	(67,185.050)	726,435.195	$975.89

6.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time, which will terminate on August 30, 2016 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $105,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a Commitment Fee payable by the Fund, calculated at 45 basis points per annum of the line of credit not utilized.

For the year ended March 31, 2016, the Fund’s average interest rate paid on borrowings was 1.63% per annum and the average borrowings outstanding was $7,368,889. The Fund did not have any borrowings outstanding at March 31, 2016. Interest expense for the year ended March 31, 2016 was $120,196, of which none was payable at March 31, 2016.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

7.	Investments

As of March 31, 2016, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2016 amounted to $244,341,195 and $281,739,728, respectively. In addition, the Fund’s investment in York European Opportunities Unit Trust, valued at $15,505,071, was transferred to an investment in York European Opportunities Institutional Fund, Ltd. on July 31, 2015.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 3.00% (per annum) of net assets and incentive fees or allocations ranging from 15.00% to 33.33% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to March 31, 2016, the Fund received additional subscriptions of $4,876,000 and paid shareholders’ redemptions payable of $15,045,983 in full on April 29, 2016.

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2016

10.	Subsequent Events (continued)

Additionally, subsequent to March 31, 2016, Altai Capital Partners Offshore, Ltd. (“Altai”), an Investment Fund held by the Fund, was placed into liquidation. In lieu of cash proceeds, Altai will distribute a combination of cash and listed securities over the course of the next year. The Adviser has analyzed the anticipated proceeds to be received and has concluded that the value as stated for Altai in the Schedule of Portfolio Investments at March 31, 2016 is the fair value.

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments

March 31, 2016

Investment Fund	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	Redemption Notice Period (b)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income

Aeolus Property Catastrophe Fund II, L.P.	Global	$33,997,195	$36,812,322	5.19%	6/1/2013	Custom Dates	93 days	6/30/2016		(c)
Bayview Liquid Credit Strategies Offshore, L.P.	US/Canada	15,000,000	13,849,462	1.95	7/1/2015	Quarterly	65 days	6/30/2016	(d),(e)	$3,462,366
Caspian Select Credit International, Ltd.	US/Canada	14,799,125	12,868,870	1.82	4/1/2014	Quarterly	90 days	3/31/2016	(d)	$3,217,218
Credit Suisse Securitized Products Fund, Ltd.	US/Canada	24,246,343	28,844,784	4.07	11/1/2013	Quarterly	65 days	3/31/2016	(d)	$7,211,196
Farmstead Offshore Fund, Ltd.	US/Canada	7,500,000	6,297,148	0.89	9/1/2014	Quarterly	90 days	6/30/2016	(d),(f)	$3,148,574

Credit/Income Subtotal		95,542,663	98,672,586	13.92

Equity Hedged

Altai Capital Partners Offshore, Ltd.	US/Canada	12,488,972	5,348,084	0.75	3/1/2015	N/A	N/A	N/A	(g)	N/A
Glenview Institutional Partners, L.P.	US/Canada	10,880,878	13,480,255	1.90	4/1/2011	Quarterly	45 days	3/31/2016		$13,480,255
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	9,600,000	26,480,114	3.74	4/1/2011	Quarterly	45 days	3/31/2016		$26,480,114
Sachem Head Offshore, Ltd.	US/Canada	15,000,000	14,190,695	2.00	6/1/2015	Quarterly	65 days	3/31/2016	(d)	$3,547,674
Shellback Offshore Fund, Ltd.	US/Canada	25,000,000	28,239,548	3.98	2/1/2014	Quarterly	45 days	3/31/2016		$28,239,548
Soroban Cayman Fund Ltd	US/Canada	17,300,000	21,131,742	2.98	4/1/2011	Quarterly	60 days	3/31/2016	(d)	$5,282,936
TT Long/Short Focus Fund U.S. Feeder Segregated Portfolio	Europe including UK	11,000,000	11,091,193	1.57	3/1/2016	Monthly	60 days	2/28/2017	(e)	$11,091,193
Turiya Fund LP	Developed Asia including Japan	8,745,000	13,874,234	1.96	4/1/2011	Quarterly	45 days	3/31/2016	(h)	$4,624,745

Equity Hedged Subtotal		110,014,850	133,835,865	18.88

Multi-Strategy

Citadel Kensington Global Strategies Fund, Ltd.	Global	38,040,000	42,286,687	5.97	9/1/2014	Quarterly	45 days	3/31/2016	(i)	$4,228,669
Millennium International Ltd.	Global	46,750,000	62,062,369	8.75	4/1/2011	Quarterly	90 days	3/31/2016	(d)	$15,515,592
York European Opportunities Institutional Fund, Ltd.	Europe including UK	15,000,000	15,001,302	2.12	7/1/2014	Quarterly	45 days	9/30/2016	(e)	$15,001,302

Multi-Strategy Subtotal		99,790,000	119,350,358	16.84

Other

West Face Long Term Opportunities (USA) LP - Designated Investments	US/Canada	33,873	12,778	0.00	4/1/2011	N/A	N/A	N/A	(g)	N/A

Other Subtotal		33,873	12,778	0.00

The preceding notes are an integral part of these financial statements.

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments (continued)

March 31, 2016

Investment Fund	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (a)	Redemption Notice Period (b)		First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Relative Value

A.R.T. International Investors (BVI) Ltd.	Global	$35,000,000	$36,554,123	5.16%	2/1/2015	Quarterly	30 days		3/31/2016		$36,554,123
Field Street Partners, LP	Global	22,509,910	27,107,517	3.82	4/1/2011	Monthly	60 days		3/31/2016		$27,107,517
Linden Investors LP	Global	21,926,410	23,087,136	3.26	4/1/2014	Quarterly	65 days		3/31/2016	(j)	$23,087,136
Providence MBS Fund, LP	US/Canada	24,600,000	24,952,381	3.52	4/1/2011	Quarterly	30 days		3/31/2016		$24,952,381
Symmetry International Fund, Ltd.	US/Japan/Europe	22,670,000	25,471,739	3.59	1/1/2015	Quarterly	90 days		3/31/2016	(d),(k)	$4,924,248
Two Sigma Absolute Return Enhanced Cayman Fund, Ltd.	Global	31,601,227	46,180,730	6.52	8/1/2012	Monthly	30 days		3/31/2016		$46,180,730
Two Sigma Spectrum Cayman Fund, Ltd.	Global	9,190,000	10,374,492	1.46	6/1/2015	Quarterly	56 days		3/31/2016		$10,374,492

Relative Value Subtotal		167,497,547	193,728,118	27.33

Trading

BBL Commodities Value Offshore Fund Ltd.	Global	7,030,000	6,337,756	0.89	5/1/2015	Monthly	45 days		4/30/2016	(e)	$6,337,756
CMDTY Offshore Fund, Ltd.	Global	14,000,000	12,630,406	1.78	1/1/2015	Monthly	60 days		3/31/2016		$12,630,406
GSA Trend Risk Premia Fund Ltd.	Global	20,000,000	19,565,000	2.76	3/1/2016	Daily	1 day	(l)	3/31/2016		$19,565,000
Pharo GAIA Fund, Ltd.	Global	29,000,000	28,343,022	4.00	4/1/2015	Quarterly	90 days		3/31/2016		$28,343,022
Rokos Global Macro Fund, Ltd.	Global	23,000,000	22,900,987	3.23	11/1/2015	Monthly	90 days		3/31/2016	(d)	$5,725,247

Trading Subtotal		93,030,000	89,777,171	12.66

Total		$565,908,933	$635,376,876	89.63%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(c)	Generally, the Investment Fund is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle. As of March 31, 2016, the Fund is not aware of any uncertainties related to redemptions.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	This holding is under lock-up and is not redeemable without paying a fee.
(f)	The Fund has submitted a full redemption notice from the Investment Fund, and as such, is receiving its proceeds from the Investment Fund.
(g)	All of the Fund’s interests in the Investment Fund are held in side pockets or in liquidation which have restricted liquidity.
(h)	The Investment Fund is subject to an investor level gate of 33.33%.
(i)	The Investment Fund is subject to an investor level gate of 10%.
(j)	The Investment Fund is subject to an investor level gate of 25% when total redemptions in the Investment Fund exceed 20%.
(k)	A portion of this holding ($5,774,745) is under lock-up and is not redeemable without paying a fee.
(l)	The redemption notice period for this Investment Fund is 1 business day.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The preceding notes are an integral part of these financial statements.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2016 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Hedge Fund Solutions LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
George W. Gowen (86)	Term —	Law partner of Dunnington,	8	None
c/o UBS HFS	Indefinite	Bartholow & Miller LLP.
600 Washington Boulevard	Length—since
Stamford, Connecticut 06901	Commencement
Trustee	of Operations
Stephen H. Penman (69)	Term —	Professor of Financial Accounting	8	Member, Board of
c/o UBS HFS	Indefinite	of the Graduate School of		Advisors, Boston Harbor
600 Washington Boulevard	Length—since	Business, Columbia University;		Investment Management,
Stamford, Connecticut 06901	Commencement	Chief Investment Advisor, Segesta		LLC.
Trustee	of Operations	Advisors AG, Zurich.
Virginia G. Breen (51)	Term —	Partner of Chelsea Partners (2011-	8	Director of: the
c/o UBS HFS	Indefinite	present); General Partner of Sienna		Neuberger Berman
600 Washington Boulevard	Length—since	Ventures (2002-2011); General		Private Equity Registered
Stamford, Connecticut 06901	Commencement	Partner of Blue Rock Capital, L.P.		Funds (7 funds); certain
Trustee	of Operations	(1995-2011).		funds in the Calamos
Fund Complex (28
portfolios); Jones Lang
LaSalle Income Property
Trust, Inc.
INTERESTED TRUSTEE
Meyer Feldberg (74)[3]	Term —	Dean Emeritus and Professor of	67	Director of: Macy’s,
c/o UBS HFS	Indefinite	Management of the Graduate		Inc.; Revlon, Inc.; NYC
600 Washington Boulevard	Length—since	School of Business, Columbia		Ballet; SAPPI Ltd.
Stamford, Connecticut 06901	Commencement	University; Senior Advisor for		Advisory Director of
Chairman and Trustee	of Operations	Morgan Stanley.		Welsh Carson Anderson
& Stowe.
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Ferri (49)	Term —	Global Head of UBS HFS since	N/A	N/A
UBS HFS	Indefinite	June 2010. Prior to serving in this
1285 Avenue of the Americas	Length—since	role, he was Deputy Global Head
New York, New York 10019	Commencement	of UBS HFS.
Principal Executive Officer	of Operations
Dylan Germishuys (46)	Term —	Head of Operations and Product	N/A	N/A
UBS HFS	Indefinite	Control of UBS HFS since 2004.
600 Washington Boulevard	Length—since	Prior to serving in this role, he was
Stamford, Connecticut 06901	Nov. 19, 2013	Financial Controller of O’Connor
Principal Accounting Officer		Fund of Funds from 2003 to 2004
and served in various roles in the
Business Unit Control team of
UBS Investment Bank’s Equities
business from 1997 to 2003.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
Frank S. Pluchino (56)	Term —	Executive Director of UBS HFS	N/A	N/A
UBS HFS	Indefinite	since October 2010. Prior to
600 Washington Boulevard	Length—since	October 2010, Executive Director
Stamford, Connecticut 06901	Commencement	of Compliance of UBS Financial
Chief Compliance Officer	of Operations	Services Inc. from 2003 to 2010
and Deputy Director of
Compliance of UBS Financial
Services of Puerto Rico Inc. from
October 2006 to October 2010.

[1]	The Fund commenced operations on March 29, 2011.

[2]	As of March 31, 2016, of the 67 funds/portfolios in the complex, 59 were advised by an affiliate of UBS HFS and 8 comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $101,885 for 2015 and $98,895 for 2016.

Audit-Related Fees

(a)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,355 for 2015 and $2,285 for 2016. Audited related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification, and other testing pursuant to sub chapter M of the Internal Revenue Code of 1986, as amended.

Tax Fees

(b)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $25,000 for 2015 and $29,250 for 2016. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimate.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.844 mil for 2015 and $0.734 mil for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

UBS Hedge Fund Solutions LLC

proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area / Function	All
Roles	All

Summary of Key Requirements

The policy is designed to address the following risks:
- Failure to provided required disclosures for investment advisers and registered investment companies
- Failure to vote proxies in best interest of clients and funds
- Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

Table of Contents

Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

Policy

1.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MULTI-STRATEGY FUND

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis and Norman E. Sienko, Jr. (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

Messrs. Amlicke, Nardis and Sienko have served as Portfolio Managers of the Fund since its inception. Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer of UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS”). He also is the Co-Chairman of UBS HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of UBS HFS. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of UBS HFS. He also is the Co-Chairman of UBS HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sienko is an Executive Director and a Senior Portfolio Manager of UBS HFS. Prior to joining UBS HFS, Mr. Sienko served as head of UBS Wealth Management Americas’ Alternative Investment Group from 1998 to 2010.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may also arise if the Adviser receives a performance-based advisory fee from one account but not another because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of March 31, 2016.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	6(1)	$638,200,000	61(2)	$15,240,300,000	15(3)	$19,527,600,000

Americo Nardis	6(1)	$638,200,000	61(2)	$15,240,300,000	15(3)	$19,527,600,000

Norman E. Sienko, Jr.	5(1)	$553,260,000	1(4)	$7,110,000	0	N/A

[1]	Of these accounts, 3 accounts with total assets of approximately $376,230,000 charge performance-based advisory fees.

[2]	Of these accounts, 38 accounts with total assets of approximately $11,326,440,000 charge performance-based advisory fees.

[3]	Of these accounts, 4 accounts with total assets of approximately $11,510,680,000 charge performance-based advisory fees.

[4]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any shares of beneficial interest of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Multi-Strategy Fund

By (Signature and Title)*    /s/ William Ferri

                                                    William Ferri, Principal Executive Officer

Date    6/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ William Ferri

                                                  William Ferri, Principal Executive Officer

Date    6/6/16

By (Signature and Title)*   /s/ Dylan Germishuys

                                                  Dylan Germishuys, Principal Accounting Officer

Date    6/6/16

*	Print the name and title of each signing officer under his or her signature.